                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2006

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                                       22-3410353
       ---------------------------------                      ------------------
         (State or other jurisdiction                          (I.R.S. Employer
      of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

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  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

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  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

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  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

ITEM 8.01.  OTHER EVENTS

On January 19, 2006, Suburban Propane Partners, L.P. issued a press release (the
"Press Release") announcing its Fiscal 2006 First Quarter Distribution
Declaration. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    99.1   Press Release of Suburban Propane Partners, L.P. dated January 19,
           2006, announcing the Fiscal 2006 First Quarter Distribution
           Declaration.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 19, 2006                         SUBURBAN PROPANE PARTNERS, L.P.
--------------------------------         --------------------------------------
                                         By: /s/ Michael A. Stivala
                                         --------------------------
                                         Name: Michael A. Stivala
                                         Title: Controller and Chief Accounting
                                                Officer

EXHIBITS

Exhibit No.         Exhibit
--------------      ---------------------------------------------------------------------------------------
99.1                Press Release of Suburban Propane Partners, L.P. dated January 19, 2006, announcing the
                    Fiscal 2006 First Quarter Distribution Declaration.